UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Address of principal executive offices)

(Zip code)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Name and address of agent for service)

With Copy To:

Carl Frischling, Esq.

Kramer Levin Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CONESTOGA

SMALL CAP FUND

M a n a g e d   B y

ANNUAL REPORT

September 30, 2005

November 29, 2005

To the Shareholders of the Conestoga Small Cap Fund,

We are pleased to inform you that fiscal 2005, the Fund’s third fiscal year, is the third consecutive year of positive investment returns for our shareholders.  Including the reinvestment of dividends, shareholders experienced a return on their investment for the year ended September 30, 2005 of 12.35%. The net asset value per share on September 30, 2005 was $16.85 compared to $15.26 on September 30, 2004.  In addition to this appreciation of $1.59 per share, the Fund paid a capital gains dividend of $0.27 per share on November 3, 2004.

Ten thousand dollars invested in the Conestoga Small Cap Fund at the Fund’s inception on October 1, 2002, assuming the reinvestment of all dividends and distributions, would be worth $17,167.32 as of September 30, 2005.  This is an annualized rate of return of 19.74% since the inception of the Fund.  Our record for each year is:

Starting October 1, 2002		Starting Value
		$10,000.00

ANNUAL PERIODS	Annualized Investment Return	Value End of Fiscal Year
October 1, 2002 to September 30, 2003	22.97%	$12,296.74
Ended September 30, 2004	24.27%	$15,280.80
Ended September 30, 2005	12.35%	$17,167.32

SINCE INCEPTION	Annualized Investment Return	Ending Value
October 1, 2002 to September 30, 2005	19.74%	$17,167.32

FUND GROWTH

During the year ended September 30, 2005, your Fund grew in several respects.  The net asset level of the Fund increased 139% to $10,657,990, up from $4,463,113 a year earlier.  The average investment in the Fund increased to $70,583 from the $57,963 reported a year earlier.  The number of shareholders increased from 77 to 151.  Because of the growth in the number of Fund shareholders and the assets that they have invested in the Fund, the percentage of the Fund owned by Officers and Trustees and their families has declined from 43% in 2004 to 29% as of October 31, 2005.  With an almost 30% ownership interest in the Fund, the financial interests of the Fund’s Officers and Trustees continue to be aligned with the interests of all shareholders.

Regional institutions were an important source of growth for the year ended September 30, 2005.  These customers added $3 million in assets to the Fund and now account for 31% of the total assets of the Fund.  Several institutions decided to use the Conestoga Small Cap Fund as their solution to investing in the small cap sector of the market.  Management believes that these institutional investors, representing the interests of their clients, will be good long-term investors in the Fund, adding to the overall stability of the Fund by increasing its size and allowing the Fund to spread its fixed costs over a larger asset base.  We hope that we will continue to attract other high quality regional institutions to our shareholder base.

To more fully understand the portfolio actions taken by the Fund’s Portfolio Managers in the fiscal year ended September 30, 2005, please review the detailed commentary that follows written by Robert Mitchell and William C. Martindale, Jr., Managing Partners of the Fund’s Investment Adviser, Conestoga Capital Advisors, LLC.  Bob and Bill are the Portfolio Managers of the Conestoga Small Cap Fund.

PORTFOLIO TURNOVER, CAPITAL GAINS AND DIVIDENDS

Portfolio turnover dropped last year to under 25%.  Nonetheless we still had realized gains of $78,473 for the year ended September 30, 2005, about the same as the $79,711 paid out in November of 2004.  As you know, we are required to distribute substantially all of our income and realized capital gains every year.  Accordingly, the Fund paid a dividend of $0.12 per share on November 4, 2005 to shareholders of record at the close of business on November 3, 2005.  For the year ended September 30, 2005, the Fund paid a capital gains dividend of $0.27 per share.  From September 30, 2004 to September 30, 2005 the number of shares outstanding more than doubled from 292,515 to 632,680 as new participants invested in the Fund.

Continued portfolio appreciation has increased our unrealized capital gains, and our unrealized capital gains exceeded $1,700,000 on September 30, 2005.

FUND EXPENSES AND BROKERAGE COSTS

In part, because of strong asset growth, the Fund’s expense ratio declined from 1.60% (after waivers) for the year ended September 30, 2004 to 1.35% for the year ended September 30, 2005.   Management has taken certain initiatives and it is our hope that the expense ratio can be maintained at the current level for the fiscal year ending September 30, 2006.  Some costs are unpredictable and expenses in fiscal 2006 may be higher than those in fiscal 2005.  Please check with our website at www.conestogacapital.com to obtain the most recent annualized expense ratio information.

Brokerage expenses are a cost indirectly borne by shareholders.  Last year our brokerage commissions were $22,961 compared to $8,340 the year before.  This increase was primarily a result of the large increase in net purchases of Fund shares in the year ended September 30, 2005.  All of these commissions were paid to obtain useful research or trade execution.  Expenditures for brokerage were $3.33 for every $1,000 in average assets invested in the Fund.  Investment returns described elsewhere in this report fully reflect all brokerage costs.  As a small fund, our brokerage costs per share are somewhat higher than larger funds, but because we have a lower portfolio turnover rate than many comparable funds, our brokerage expenses measured as a percent of average assets is only 0.33%.  Our turnover was 23.95% for the year ended September 30, 2005 compared to 25.70% for the year ended September 30, 2004.

The staff of the Securities and Exchange Commission (“SEC”) has issued proposed interpretive guidance relating to permissible uses of brokerage commissions, sometimes called “Soft Dollars.”  Our preliminary review of these proposals is that we are in substantial compliance.  Commissions generated by the Fund are used for company specific research or for statistical information related to investment research.  At no time has the Fund ever used commissions to reward brokers for selling shares of the Fund.

THE REGULATORY ENVIRONMENT

As a result of the mutual fund scandals of the early 2000s, the SEC issued a rule requiring mutual funds to have an independent chairman and also mandating that at least 75% of the trustees or directors not be associated with the investment adviser.  Although this rule was scheduled to become effective in early 2006, it was challenged in Federal Court by the U.S. Chamber of Commerce.  As a result of that challenge, the SEC was required to conduct further analysis of the financial impact of the rule and, pending the acceptance of the analysis by the Court, the Court stayed the implementation of the SEC rule.

As this annual report goes to press, the Court has not yet ruled on the SEC’s analysis and, therefore, the effective date of the rule continues to be stayed.  If and when the stay is lifted, your Fund will comply with the rule in all respects.  Currently, the Fund’s Chairman is an “interested person” of the Investment Adviser, and four of the six Trustees would be considered independent under the SEC’s Investment Company Act rules.  We will communicate with you as soon as practicable once we know the outcome of the Court’s findings and what actions the Fund is required to take.

RENEWAL OF THE INVESTMENT ADVISORY CONTRACT

In the past, the Trustees have reported their considerations in approving the continuation of the Fund’s Investment Advisory Agreement in the Fund’s Statement of Additional Information.  Beginning with this Annual Report, the Trustees’ deliberations will be reported in each year’s Annual Report.  On August 18, 2005, the Trustees approved the continuation of the Investment Advisory Agreement between Conestoga Capital Advisors, LLC and the Fund.  A complete description of the considerations is included in this report.

FUND INFORMATION

Fund holdings continue to be posted on our web page and can be accessed at www.conestogacapital.com.  We usually report Fund holdings monthly, with a one month lag.  Occasionally, we may accelerate the timing of release of Fund information on the website.  At this site, we also provide you with important statistics relative to the Fund.  This site has a link that allows anyone interested to view how we have voted corporate proxies for holdings in the Fund.  As always, please feel free to contact us at any time about any issues involved with your investment in the Fund.  You may contact us at 1-800-320-7790.

The Fund does not selectively release holdings information to any entity unless that organization has policies and procedures in place that prohibit the use of  this information for the personal or organizational benefit of the recipient.  Under certain circumstances, we may selectively release information to rating and ranking organizations such as Morningstar, Lipper, Standard & Poor’s, Value Line and comparable organizations.  At the present time, the Fund does not selectively release holdings information to any organization, including the firms listed above.

SUMMARY

The management of the Conestoga Funds and of the Funds’ Investment Adviser, Conestoga Capital Advisors, is dedicated to running a transparent organization.  We believe that we provide easy access to all important information to all shareholders.  If there is any information that you would like to see included in future reports, please let us know.

Thank You,

/s/W. Christopher Maxwell

Chairman and Chief Executive Officer

The Conestoga Funds

November 29, 2005

Dear Fellow Shareholders,

       The equity markets have performed extremely well if you consider some of the events which have taken place in the last twelve months ending September 30, 2005.  The US equity markets have absorbed record energy prices, rising interest rates, a hotly contested presidential election, continued unrest in Iraq, bombings in London, and Hurricanes Katrina and Rita.  In addition, in early 2005, small cap investors were faced with the “buzz” about investors reallocating out of the small cap market and into other asset classes including large cap, international, and emerging markets.  Historically, the small cap performance cycle has lasted five to seven years.  Small caps have outperformed their large cap brethren in the last six calendar years so we won’t stick our head in the sand like ostriches; we recognize that good times can’t last forever.  There is not a strong argument against this reallocation strategy from a short-term perspective, but our long-term confidence in the asset class still remains high.  From our perspective, small caps continue to offer superior earnings growth prospects and simpler, less complex financial stories.  We think the inefficiency of the asset class will continue to reward investors in the long-term.  The separation of investment banking and research has led many Wall Street firms to abandon their small cap research coverage.  As a result, we continue to find “undiscovered” opportunities for the Fund.  For these reasons, we believe that small caps should continue to have a significant role in an individual’s and/or institution’s diversified portfolio.

       For the fiscal year ending September 30, 2005, the Conestoga Small Cap Fund posted a double-digit return of 12.35% versus the Russell 2000 Index’s 17.95% and the Russell 2000 Growth Index’s 17.97%.  For the first nine months of calendar year 2005, the Conestoga Small Cap Fund returned 3.0% vs. the Russell 2000 and Russell 2000 Growth returns of 3.38% and 2.51%, respectively.  Below, you will find a table reviewing the performance of the Fund since inception vs. its benchmarks for multiple time periods.

	Year-To-Date through 9/30/2005	Trailing 12 Months through 9/30/2005	Trailing 24 Months through 9/30/2005	Since Inception (10/01/2002) through 9/30/2005
Conestoga Small Cap Fund	3.00%	12.35%	18.13%	19.74%
Russell 2000 Index	3.38%	17.95%	18.36%	24.12%
Russell 2000 Growth Index	2.51%	17.97%	14.91%	23.12%

       Despite the down and difficult years the US equity markets experienced from 2000 through 2002, investors continued to favor lower quality names in the last twelve months ended September 30, 2005.  Below please find a table that shows the performance of companies ranked by S&P within the Russell 2000 Index and the Russell 2000 Growth Index.

Price Performance (Median) of the Companies Ranked by Standard & Poor’s

Within the Russell 2000 Index and the Russell 2000 Growth Index

For the 12 Months Ending September 30, 2005*

Ranking	Russell 2000 Index	Russell 2000 Growth Index
A+	5.77%	5.36%
A	3.17%	4.25%
A-	9.67%	9.67%
B+	12.33%	14.88%
B	13.72%	20.46%
B-	16.87%	21.53%
C	19.36%	19.36%

           *Source: Standard & Poor’s and Factset Research Systems, Inc.

       As you can see, the riskier asset classes (B, B- and C) performed significantly better than their high-quality counterparts (B+, A-, A, and A+) within the Russell 2000 and Russell 2000 Growth Indices.  It is also important to note that the performance of the riskier stocks was markedly better in the Russell 2000 Growth Index.  As you know, Conestoga Capital Advisors’ investment approach seeks out high quality companies having the following characteristics: strong management teams, significant insider ownership, strong business models, returns on equity of at least 15%, and conservative balance sheets.  A review of the Conestoga Small Cap Mutual Fund reveals that 28 of the 33 ranked companies (approximately 73% of the Portfolio) in the Small Cap Portfolio are ranked B+ or better.  This certainly illustrates our high-quality bias.  Additionally, a review of our companies’ second quarter 2005 earnings indicates that 81.4% exceeded quarterly expectations, 4.1% met expectations and 15.3% were below expectations.  These numbers clearly show the fundamental strengths of the businesses in which we invest.  A comparison of the characteristics of the Conestoga Small Cap Fund versus its small cap benchmarks reinforces this relative strength (see table below).

	Conestoga Small Cap Fund	Russell 2000 Index	Russell 2000 Growth Index
Price/Earnings Ratio	22.72x	33.10x	31.46x
Earnings Growth	16.07%	15.30%	19.86%
PEG Ratio	1.41	2.16	1.58
Return on Equity	23.29%	9.35%	10.62%
Long-Term Debt/ Capital	11.00%	28.00%	25.00%

       While we are disappointed that the Fund’s performance lagged in an up market, we believe that sticking to our discipline of investing in high quality stocks will serve our clients well over a long-term investment horizon.  We want to  highlight two important considerations when evaluating the Fund’s performance: taxes and risk.  First, the Conestoga Small Cap Fund is a tax-efficient vehicle.  In the Chairman’s letter that accompanies this report, it was noted that the Fund has made a capital gain distribution of $0.27 and experienced a $1.59 increase in NAV since last year’s report.  As you can see from the numbers, taxable shareholders of the Conestoga Small Cap Fund were not taxed on 85% of their gain.  This is in contrast to some of the Fund’s peers who may boast higher rates of return but who also have higher turnover ratios, which generally lessen the after-tax gain.  Secondly, the other consideration is the level of risk assumed to generate these returns.  Given the Fund’s high quality focus, it is not surprising that the Fund has a lower risk profile than many of its peers.  In an October 2005 review, Morningstar categorized the Fund’s risk level as low.  The low risk ranking is given to only 10% of the Funds in each Morningstar category.   In that same report, the Fund was assigned to the small cap growth category and received a three-star rating by Morningstar, which is not surprising given the time period in which the Fund was measured.  Our goal as the managers of the Fund is to provide solid returns but mitigate the amount of risk we assume in generating those returns.  We believe we have accomplished this goal.

       We hope that this letter has provided you with a better insight as to how and why the Conestoga Small Cap Fund has performed in the last twelve months. As the managers and fellow shareholders of the Fund, we would like to thank you for continuing to place your confidence and trust in us.

Sincerely,

/s/William C. Martindale, Jr.

/s/Robert M. Mitchell

Portfolio Manager

Portfolio Manager

CONESTOGA SMALL CAP FUND

Consideration of the Board in Approving the Continuation

of the Trust’s Investment Advisory Agreement

At an in-person meeting held on August 18, 2005, the Board of Trustees (the “Trustees” or the “Board”) of Conestoga Funds (the “Trust”) considered the annual approval of the continuation of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of the Small Cap Fund (the “Fund”), and Conestoga Capital Advisors, LLC (“CCA”).

At the meeting, the Trustees discussed with counsel to the Trust their fiduciary duty under the 1940 Act in reviewing the Agreement and their obligation to obtain all information relevant to their consideration thereof.  The Board discussed the fees payable by the Fund under the Agreement, the duties of the Trustees under, and the fiduciary standards established by, Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”), the legislative history of the amendments to the 1940 Act, the history of management fee standards and regulations, positions taken thereon by the Securities and Exchange Commission and Congress, the criteria generally considered in evaluating the reasonableness of fees, and lawsuits illustrating the courts’ application and interpretation of the applicable fiduciary standards.

The Trustees reviewed information concerning the historical performance of the Fund, the Fund’s comparison funds, and relevant benchmarks; the annualized expense ratios of the Fund and of each fund in the comparison group; the portfolio turnover of the Fund and of each fund in the comparison group for the past two years; and certain financial information about CCA, including the profitability of the Fund to CCA.  The Board also evaluated the services provided by CCA, including portfolio management, Fund sponsorship, business management and Fund administration.

The Board considered the fact that, at its current asset level of approximately $10 million, the Fund had not yet achieved any economies of scale.  The Board also considered a representation from CCA that no other mutual fund or separate account received from CCA the same level of service that CCA provided to the Fund and that, therefore, a comparison of fees paid to CCA by other entities was not relevant to the Board’s evaluation of the Fund’s investment advisory agreement with CCA.

Having concluded that: (i) the nature, extent, and quality of the services to be provided by CCA were appropriate for the proper management of the Fund’s assets; (ii) the Fund had outperformed its peer group and benchmark index during 2004 and 2005-to-date; (iii) the current profitability of the Fund to CCA appeared reasonable; and (iv) the Fund’s small asset size meant that economies of scale were not yet achievable; the Board determined that it was in the best interests of the Fund’s shareholders to approve the continuation of the advisory agreement.  The Board also concluded that the fees paid by the Fund to CCA were not comparable to fees paid to CCA by other entities since CCA did not provide the same level of service to these other entities.  In light of all these factors, the Board approved the continuance of the Agreement.

CONESTOGA SMALL CAP FUND

Comparison of Changes in Value of $10,000

As of Closing Business Day Prior to Inception (September 30, 2002)

Conestoga Small Cap Fund

Annualized Total Return

Since Inception through September 30, 2005: 19.74%

Russell 2000 Index

Annualized Total Return

Since Inception through September 30, 2005: 24.12%

S&P 600 Index

Annualized Total Return

Since Inception through September 30, 2005: 24.19%

S&P 500 Index

Annualized Total Return

Since Inception through September 30, 2005: 16.72%

Effective September 30, 2005 the S&P 500 Index will be shown to reflect the performance of the broad based U.S. stock market. After September 30, 2005 the S&P 600 Index which is similar to the Russell 2000 Index will no longer be shown.

Conestoga Small Cap Fund $17,167
Russell 2000 Index $19,122
S&P 600 Index $19,156
S&P 500 Index $15,900
Value of $10,000 Invested 10/01/2002
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
9/30/2002
12/31/2002
3/31/2003
6/30/2003
9/30/2003
12/31/2003
3/31/2004
6/30/2004
9/30/2004
12/31/2004
3/31/2005
6/30/2005
9/30/2005

CONESTOGA SMALL CAP FUND

Expense Example

As a shareholder of the Conestoga Small Cap Fund, you incur the following costs: management fees and trustee fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2005 through September 30, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account	Ending Account	Expenses Paid During the Period*
	Value	Value	April 1, 2005
	April 1, 2005	September 30, 2005	to September 30, 2005

Actual	$1,000.00	$1,082.90	$7.03
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.30	$6.83

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Conestoga Small Cap Fund:

CONESTOGA SMALL CAP FUND

Securities Holdings by Industry Sector

September 30, 2005

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on September 30, 2005 were $10,657,990.

CONESTOGA SMALL CAP FUND

		Schedule of Investments
		September 30, 2005
Shares		Market Value	% of Total Net Assets
COMMON STOCKS

AUTO AND TRANSPORTATION

Recreational Vehicles and Boats
2,750	Polaris Industries Inc.	$136,262	1.27%
9,500	Winnebago Industries, Inc.	275,215	2.57%
Recreational Vehicles and Boats Industry Total		411,477	3.85%

Truckers
9,500	Knight Transportation, Inc.	231,420	2.16%

	AUTO AND TRANSPORTATION SECTOR TOTAL	642,897	6.01%

CONSUMER DISCRETIONARY

Consumer Products
6,000	Matthews International Corp.	226,800	2.12%
6,350	The Yankee Candle Co. , Inc.	155,575	1.45%
Consumer Products Industry Total		382,375	3.57%

Commercial Services
4,500	The Advisory Board Co. *	234,180	2.19%

Education Services
5,500	Renaissance Learning, Inc.	97,900	0.92%

Household Furnishings
7,000	American Woodmark Corp.	235,200	2.20%

Leisure Time
8,500	SCP Pool Corp.	296,905	2.78%

Services Commercial
6,100	Coinstar, Inc. *	112,911	1.06%
6,250	Ritchie Bros Auctioneers Inc.	274,937	2.57%
13,000	Rollins Inc.	253,760	2.37%
Services Commercial Industry Total		641,608	6.00%

* Non-income producing.
The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

		Schedule of Investments
		September 30, 2005
Shares		Market Value	% of Total Net Assets

Textiles Apparel Manufacturers
6,200	Cherokee Inc.	216,876	2.03%

CONSUMER DISCRETIONARY SECTOR TOTAL		2,105,044	19.69%

FINANCIAL SERVICES

Banks
9,000	Boston Private Financial Holdings, Inc.	238,860	2.23%
6,000	PrivateBancorp, Inc.	205,680	1.92%
Banks Industry Total		444,540	4.16%

Finance Companies
12,000	World Acceptance Corp. *	304,920	2.85%

Financial Data Processing Services
4,750	Kronos Inc. *	212,040	1.98%

Financial Information Services
8,500	FactSet Research Systems Inc.	299,540	2.80%

Financial Miscellaneous
6,500	Financial Federal Corp.	258,700	2.42%
10,125	TSX Group Inc. *	351,124	3.28%
Financial Miscellaneous Industry Total		609,824	5.70%

	FINANCIAL SERVICES SECTOR TOTAL	1,870,864	17.49%

HEALTHCARE

Bio-Technology Research and Production
7,000	Integra Lifesciences Holdings Co. *	267,820	2.50%
7,000	Kensey Nash Corp. *	214,620	2.01%
Bio-Technology Research and Production Industry Total		482,440	4.50%

Healthcare Management Services
9,250	Computer Programs & Systems, Inc.	319,495	2.99%

* Non-income producing.
The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

		Schedule of Investments
		September 30, 2005
Shares		Market Value	% of Total Net Assets

Medical and Dental Instruments and Supplies
5,500	Landauer, Inc.	269,500	2.52%
3,750	Mentor Corp.	206,287	1.93%
5,500	TECHNE Corp. *	313,390	2.93%
Medical and Dental Instruments and Supplies Industry Total		789,177	7.39%

	HEALTHCARE SECTOR TOTAL	1,591,112	14.87%

MATERIALS AND PROCESSING

Building Materials
10,000	Simpson Manufacturing Co., Inc.	391,400	3.66%

Metals & Minerals
11,100	AMCOL International Corp.	211,677	1.98%

Textile Products
13,200	Unifi, Inc. *	44,088	0.41%

MATERIALS AND PROCESSING SECTOR TOTAL		647,165	6.05%

OTHER ENERGY

Oil: Crude Producers
8,250	St. Mary Land & Exploration Co.	301,950	2.82%
16,450	Meridian Resource Corp. *	68,597	0.65%
Oil: Crude Producers Industry Total		370,547	3.46%

Machinery: Oil Well Equipment & Service
4,125	Carbo Ceramics Inc.	272,208	2.54%

	OTHER ENERGY SECTOR TOTAL	642,755	6.01%

PRODUCER DURABLES

Aerospace
2,750	Curtiss-Wright Corp.	169,703	1.59%

* Non-income producing.
The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

		Schedule of Investments
		September 30, 2005
Shares		Market Value	% of Total Net Assets

Electrical Equipment & Components
7,000	Franklin Electric Co., Inc.	289,730	2.71%

Machinery: Specialty
5,000	Graco Inc.	171,400	1.60%

Telecommunications Equipment
9,000	Plantronics, Inc.	277,290	2.59%

PRODUCER DURABLES SECTOR TOTAL		946,748	8.49%

TECHNOLOGY

Communications Technology
9,500	Avocent Corp. *	300,580	2.81%
13,000	Digi International Inc. *	139,490	1.30%
Communications Technology Industry Total		440,070	4.11%

Computer Technology
5,500	Hutchinson Technology Inc. *	143,660	1.34%

Computer Services Software & Systems
5,825	Ansys, Inc. *	224,204	2.10%
8,650	Blackboard, Inc. *	216,337	2.02%
Consumer Services Software & Systems Total		440,541	4.12%

Electronics: Technology
8,250	Trimble Navigation Ltd. *	277,943	2.60%

	TECHNOLOGY SECTOR TOTAL	1,302,214	12.17%

OTHER

Multisector Companies
12,500	Raven Industries, Inc.	365,625	3.42%

	TOTAL OTHER	365,625	3.42%

* Non-income producing.
The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

		Schedule of Investments
		September 30, 2005
Shares		Market Value	% of Total Net Assets

TOTAL COMMON STOCKS
	(Cost $8,308,950)	10,114,424	94.56%

SHORT-TERM INVESTMENTS
36,180	First American Prime Obligations Fund 2.99% (a)	36,180	0.34%
406,248	First American Government Obligations Fund 3.05% (a)	406,248	3.80%
	(Cost $442,428)	442,428	4.14%

TOTAL INVESTMENTS
	(Cost $8,751,378)	10,556,852	98.69%

	Other Assets Less Liabilities	139,763	1.31%

	TOTAL NET ASSETS	$10,696,615	100.00%

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Assets and Liabilities
September 30, 2005

Assets:
Investments at Value	$10,518,227
(Cost $8,751,378)
Receivables:
Dividends	4,820
Interest	1,161
Fund Shares Sold	43,957
Investment Securities Sold	137,252
Total Assets	10,705,417
Liabilities:
Payable for Securities Purchased	41,419
Payable to Custodian Bank	5,340
Trustee Fees	668
Total Liabilities	47,427
Net Assets	$10,657,990

Net Assets Consist of:
Paid-In-Capital	$8,812,668
Accumulated Net Realized Gain on Investments	78,473
Net Unrealized Appreciation in Value of Investments	1,766,849
Net Assets, for 632,680, Shares Outstanding Unlimited Number of	$10,657,990
Shares Authorized with a $0.01 Par Value
Net Asset Value Offering and Redemption Price
Per Share ($10,657,990/632,680 shares)	$16.85

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Operations
For the Fiscal Year Ended September 30, 2005

Investment Income:
Dividends	$59,264
Interest	9,722
Total investment income	68,986
Expenses:
Investment advisory fees	82,506
Trustees' fees and expenses	10,313
Total expenses	92,819

Net Investment Loss	(23,833)

Realized and unrealized gain on investments:
Net realized gain on investments	78,473
Net unrealized appreciation on investments	756,731
Net realized and unrealized gain on investments	835,204

Net increase in net assets resulting from operations	$811,371

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statements of Changes in Net Assets
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	9/30/2005	9/30/2004
Increase In Net Assets
From Operations:
Net investment loss	($23,833)	($16,712)
Net realized gain on investments	78,473	93,865
Net unrealized appreciation on investments	756,731	695,628
Net increase in net assets resulting from operations	811,371	772,781
Distributions to shareholders from:
Net realized capital gain	(79,711)	-
Total Distributions	(79,711)	-
From capital share transactions:
Proceeds from sale of shares	5,601,388	863,593
Shares issued on reinvestment of dividends	12,816	-
Cost of shares redeemed	(150,987)	(69,523)
Total Increase in net assets from Fund share transactions	5,463,217	794,070

Total Increase in net assets	6,194,877	1,566,851

Net Assets at Beginning of Period	4,463,113	2,896,262
Net Assets at End of Period	$10,657,990	$4,463,113

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Financial Highlights
Selected data for a share outstanding throughout the period:
	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended
	9/30/2005	9/30/2004	9/30/2003(a)

Net asset value - beginning of period	$15.26	$12.28	$10.00
Net investment loss (b)	(0.06)	(0.06)	(0.10)
Net realized and unrealized gains on investments	1.92	3.04	2.39
Total from investment operations	1.86	2.98	2.29

Distributions from net realized capital gains	(0.27)	0	(0.01)
Total distributions	(0.27)	0	(0.01)

Net asset value - end of period	$16.85	$15.26	$12.28

Total return	12.35%	24.27%	22.97%
Ratios/supplemental data
Net Assets - end of period (thousands)	10,658	4,463	2,896

Before waivers
Ratio of expenses to average net assets	1.35%	1.65%	1.54%
Ratio of net investment loss to average net assets	(0.35)%	(0.48)%	(0.85)%

After waivers
Ratio of expenses to average net assets	1.35%	1.60%	1.54%
Ratio of net investment loss to average net assets	(0.35)%	(0.43)%	(0.85)%

Portfolio turnover rate	23.95%	25.70%	32.43%

(a) Commencement of operations October 1, 2002.
(b) Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2005

Note 1. Organization

Conestoga Funds (the "Trust") was organized as a Delaware business trust on February 5, 2002. The Trust consists of one series, the Conestoga Small Cap Fund (the "Fund"). The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is to achieve long-term growth of capital. The Fund's registration statement became effective with the SEC and the Fund commenced operations on October 1, 2002.

The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Conestoga Capital Advisors, LLC (the “Adviser").  Accordingly, no organization costs have been recorded by the Fund.

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.   All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Foreign Currency- Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       Reported net realized foreign exchange gains or losses arise from sales of foreign securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes- The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income- The Trust follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates- Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other- Accounting principles generally accepted in the United States of America require that permanent book/tax differences be reclassified to paid in capital.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Fund. Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses except Rule 12b-1 fees, fees and expenses of the independent trustees, taxes, interest and extraordinary expenses.  Pursuant to the Advisory Agreement the Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average daily net assets of the Fund.  For the year ended September 30, 2005, the Adviser earned advisory fees of $82,506.

The Trust, on behalf of the Fund, has adopted a distribution  plan (the "Distribution  Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for  other than existing shareholders, preparation and distribution of advertising material and sales literature and  payments  to dealers and shareholder  servicing  agents who enter into agreements with the Fund.  The Plan provides that the Fund will reimburse the Adviser for actual distribution and shareholder servicing expenses incurred by the Adviser not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets.  Effective October 1, 2004, the Fund ceased accruing 12b-1 fees based upon Board approval.

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan, under which the Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents). The Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by a particular agent. The Fund presently does not have any such shareholder servicing agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Certain directors and officers of the Adviser are directors, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

Note 4. Investments

Investment transactions, excluding short term investments, for the year ended September 30, 2005, were as follows:

Purchases	$ 6,506,830
Sales	$ 1,557,233

For Federal Income Tax purposes, the cost of investments owned at September 30, 2005 is $8,787,849.  As of September 30, 2005, the gross unrealized appreciation on a tax basis totaled $1,992,725 and the gross unrealized depreciation totaled $262,347 for a net unrealized appreciation of $1,730,378.

Note 5. Capital Stock

As of September 30, 2005, there were an unlimited number of shares of .001 par value capital stock that were authorized and paid in capital and amounted to $8,812,668.  The following table summarizing the activity and shares of the Fund:

	For the Fiscal Year Ended 9/30/2005		For the Fiscal Year Ended 9/30/2004

	Shares	Value	Shares	Value

Issued	348,750	$ 5,601,388	61,641	$ 863,593
Reinvested	827	$ 12,816	0	$ 0
Redeemed	(9,412)	$ (150,987)	(5,039)	$ (69,523)
Total	340,165	$ 5,463,217	56,602	$ 794,070

Note 6. Distributable Earnings

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gain	114,944
Net Unrealized appreciation	1,730,378
$ 1,845,322

The difference between book basis and tax basis undistributed realized gains and net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

Note 7. Distribution to Shareholders

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The tax character of the distributions paid during the fiscal years of 2005 and 2004 were as follows:

Ordinary Income		Long-Term Capital Gain

2005	2004	2005	2004
---	---	$79,711	---

Note 8. Reclassification of Capital Accounts

In accordance with accounting pronouncements, the Fund has recorded a reclassification in the capital accounts. The reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of September 30, 2005 the Fund recorded the following reclassification to increase (decrease) the accounts listed below:

Undistributed Net Investment Income	Accumulated Realized Gain/(Loss)	Paid-in-Capital
23,833	(9,466)	($14,367)

Note 9. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 10. Change in Registered Public Accounting Firm

On November 18, 2004, Cohen McCurdy, Ltd. was removed as the independent registered public accounting firm for the Fund.  Cohen McCurdy, Ltd. was previously engaged as the independent registered public accounting firm to audit the Fund’s financial statements.

Cohen McCurdy, Ltd. issued reports on the Fund’s financial statements as of September 30, 2004.  Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to remove Cohen McCurdy, Ltd. was approved by the Fund’s Audit Committee and ratified by the Fund’s Board of Trustees.

At no time preceding the removal of Cohen McCurdy, Ltd. were there any disagreements with Cohen McCurdy, Ltd. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen McCurdy, Ltd. would have caused it to make reference to the subject matter of the disagreements in connection with its report.  At no time preceding the removal of Cohen McCurdy, Ltd. did any of the events enumerated in paragraphs (1)(v)(A) through (D) of Item 304(a) of Regulation S-K occur.

The Fund engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 18, 2004.  At no time preceding the engagement of Briggs Bunting & Dougherty, LLP did the Fund consult Briggs Bunting & Dougherty, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event, as such terms are defined in Item 304 of Regulation S-K.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Conestoga Funds

Radnor, Pennsylvania

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Conestoga Small Cap Fund, a series of shares of beneficial interest of the Conestoga Funds, as of September 30, 2005, and the related statements of operations and changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended September 30, 2004 and the financial highlights for each of the two years in the period then ended have been audited by other auditors, whose reports dated November 12, 2004 and October 30, 2003 expressed unqualified opinions on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Conestoga Small Cap Fund, as of September 30, 2005, the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

October 13, 2005

CONESTOGA SMALL CAP FUND

Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees.  Information pertaining to the Directors and Officers of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling toll free 1-800-320-7790.

Name, Address, & Age of Disinterested Trustees[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Director[3]
Michael R. Walker Age: 57	Trustee	Since 2002	Partner Key Real Estate LLC, since 2004; Chairman of ElderTrust, 1998-2004; Genesis Health Ventures Chairman and CEO, 1985-2002	1	None
Nicholas J. Kovich Age: 49	Trustee	Since 2002	Private Investor: Managing Director, Domestic Equity Portfolio Manager for Morgan Stanley Investment Management, 1996-2001	1	None
William B. Blundin Age: 67	Trustee	Since 2002	Bransford Investment Partners, LLC CEO, since 1997	1	Trustee, the Saratoga Funds
Richard E. Ten Haken Age: 71	Trustee	Since 2002	Ten Haken & Associates, Inc. President and CEO, since 1992	1	Trustee, the Bryce Funds
Interested Trustees[4]
W. Christopher Maxwell Age: 62	Chairman & CEO, Trustee	Since 2002	Managing Partner at Conestoga Capital Advisors, since 2001; Maxwell Associates President & CEO, since 1997	1	None
William C. Martindale, Jr. Age: 62	President, Trustee	Since 2002	Managing Partner and Chief Investment Officer of Conestoga Capital Advisors, since 2001, Co-Portfolio Manager of the Fund; Chief Investment Officer of Martindale Andres & Co. 1989-2001	1	None

1

Each director may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Maxwell and Mr. Martindale are each officers of Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

CONESTOGA SMALL CAP FUND

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 1-800-320-7790 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

       The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 320-7790 to request a copy of the SAI or to make shareholder inquiries.

Tax Information

       We are required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.  The information below is provided for the fiscal year ended September 30, 2005.

       During the fiscal year ended September 30, 2005, the Fund paid a distribution from long-term capital gains of $79,711 with a rate of $0.27 per share.

Board of Trustees

W. Christopher Maxwell, Chairman

William B. Blundin

Nicholas J. Kovich

William C. Martindale, Jr.

Richard E. Ten Haken

Michael R. Walker

Investment Adviser

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd., Suite C

Brecksville, OH  44141

Custodian

U.S. Bank , NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH  45201

Independent Registered Public Accounting Firm
Briggs, Bunting & Dougherty, LLP
Two Penn Center, Suite 820
Philadelphia, PA 19102

Counsel

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Officers

W. Christopher Maxwell, Chairman

William C. Martindale, Jr., President

Duane R. D’Orazio, Secretary, Chief Compliance Officer

Robert M. Mitchell, Treasurer

Laurie S. McDonough, Vice President & Anti-Money Laundering Compliance Officer

M. Lorri McQuade, Vice President

Michelle L. Czerpak, Vice President

Gregory Getts, Assistant Treasurer

This report is provided for the general information of the shareholders of the Conestoga Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Michael W. Walker and Nicholas J. Kovich are independent audit committee financial experts.

Michael W. Walker acquired his attributes through:

Experience as Chairman and President of Eldertrust ( A healthcare REIT)

Nicholas J. Kovich acquired his attributes through:

Experience as Managing Director, Domestic Equity Portfolio Manager for Morgan Stanley 1996-2001

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Adviser

FY 2005

$ 10,000

FY 2004

$ 11,623

(b)

Audit-Related Fees

Registrant

Adviser

FY 2005

None

$ 0

FY 2004

None

$ 975

Nature of the fees:

Post effective consent.

(c)

Tax Fees

Registrant

Adviser

FY 2005

None

$ 1,600

FY 2004

None

$ 1,971

Nature of the fees:

Preparation of Excise Tax and Form 1120RIC

(d)

All Other Fees

Registrant

Adviser

FY 2005

$ N/A

$N/A

FY 2004

$ N/A

$N/A

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

100%

Tax Fees:

0%

100%

All Other Fees:

0%

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2005

$ 0

FY 2004

$ 0

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 20, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date December 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date December 7, 2005

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date December 7, 2005

* Print the name and title of each signing officer under his or her signature.